Exhibit 99.1

WCR AND SUBSIDIARIES

DISCLOSURE Some of the statements made in this report are “forward-looking statements,” as that term is defined under Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon our current expectations and projections about future events. Whenever used in this report, the words “believe,” “anticipate,” “intend,” “estimate,” “expect” and similar expressions, or the negative of such words and expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain such words or expressions. These forward-looking statements generally relate to our plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. Although we believe that our plans and objectives reflected in or suggested by these forward-looking statements are reasonable, we may not achieve these plans or objectives. You should read this presentation completely and with the understanding that actual future results may be materially different from what we expect. We will not update forward-looking statements even though our situation may change in the future. 2

A. COMPANY OVERVIEW (WESTERN CAPITAL RESOURCES, INC.) Reverse Stock split on 1-20 basis reduced outstanding common shares from 60 MM to 3 MM Preferred Stock converted to common stock in December 2012 On October 1, 2014 completed a merger with an affiliate of Alphagraphics, Inc. (a BCP II Portfolio Company) whereby 99% of Alphagraphics, Inc. is now owned by a wholly owned subsidiary of WCR On July 1, 2015, completed the merger of J&P Park Acquisition, Inc. (“JPPA”) and J&P Real Estate (“JPRE”) with affiliates of WCR making JPPA and JPRE fully owned subsidiaries of WCR On July 1, 2015, also completed the merger of Restorer’s Acquisition, Inc. (“RAI”), a BCP I Operating Company, with an affiliate of WCR, making RAI a fully owned subsidiary of WCR in exchange for 500,000 shares of the common stock of WCRS3

COMPANY OVERVIEW (PQH WIRELESS, INC.; WYOMING FINANCIAL LENDERS, INC; & EXPRESS PAWN, INC.) $41.1 MM provider of retail financial services and retail cellular phones to consumers through a network of 160 locations from central to western United States Retail Financial Services Division primarily in Midwestern U.S. 50 payday and installment lending locations and three pawn stores in nine states Offers non-recourse cash advance loans, installment loans, check cashing and other money services, as well as money transfers and money orders Retail Cellular Phone Division operates as a dealer for Cricket Wireless, Inc. 110 locations in 14 states ranging from Ohio (East) to Washington (West) Sells cellular phones and accessories and accepts service payments from Cricket customers 4

B. 2015 UPDATE (PQH WIRELESS, INC.; WYOMING FINANCIAL LENDERS, INC; & EXPRESS PAWN, INC.) Consumer Finance Division – TTM 6/30/15 revenue was flat year-over-year; payday revenue declined 3% while pawn revenue grew by 41%; combined EBITDA declined 21% as regulatory costs increased for payday, and pawn ramp-up costs increased with 3rd store opening Consumer Financial Protection Bureau issued proposed rules to regulate payday advance companies; rules are currently under review but if implemented in current form will likely trigger industry consolidation; pawn business will benefit from reduction in payday distribution Plan is to: Close or sell approximately 8 marginally profitable stores Continue to focus on compliance Focus on refining consolidation model with friendly regional competitor Cricket Division - TTM 6/30/15 experienced 30% revenue and 100% EBITDA growth with the continued focus on acquisitions as the AT&T - Cricket model matures; Cricket store count as of 6/30/15 was 110 locations, up from 58 previous year Plan is to: Continue strategic acquisitions to establish as a dominant dealer in existing markets in the West and Midwest regions Expand Cricket brand to new markets such as Minneapolis and Des Moines to fill in holes in regional distribution WCR Holding Company - Established new acquisitions department with the addition of new Chief Investment Officer, Angel Donchev, and financial analyst position in new Washington, D.C., office Plan is to: Continue to strategically grow existing subsidiaries Diversify earnings with new acquisitions 5

RESULTS (PQH WIRELESS, INC.; WYOMING FINANCIAL LENDERS, INC; & EXPRESS PAWN, INC.) Purchased majority interest in the business in April 2010 6

COMPANY OVERVIEW (ALPHAGRAPHICS, INC.) Franchisor of B2B quick printing locations specializing in the planning, production and management of document and marketing solutions for businesses of all sizes Company also collects and administers marketing fund 43+ year brand; Top 200 Franchisor January 2012: BCP II purchased AlphaGraphics (“AGI”) February 2012: AGI sold its ownership in Brazil to the local management team April 2012: AGI entered into a management services agreement with its largest UK Franchisee AGI has 276 business Centers worldwide 250 Domestic and 26 International Centers 7

B. 2015 UPDATE (ALPHAGRAPHICS, INC.)

- Organizational improvements and alignment around key areas of focus
  - Aaron Grohs – President; Ryan Farris - Chief Technology Officer; Jason Kol - VP of Sales and Marketing
- Improving franchisee value proposition continues to be #1 priority
- Trailing Twelve Months (June 2015) Center sales growth results
  - 5.0% U.S. System-wide sales and 4.6% U.S. Same Center sales growth as of June 30, 2015
  - Highest U.S. Center count in 14 years (250 as of June 30, 2015); combined U.S. and International Center count is 276 as of June 30, 2015.
- Center sales growth programs
  - Strategic marketing plan and brand strategy
  - Aggressive lead generation programs including SEO, SEM and new website
  - AG Signs productized solution
  - B2B e-commerce solution
- Programs to increase net owners compensation
  - National Purchasing Program with focus on Digital Print
  - Focus group program provides peer-to-peer support for Centers to improve bottom line
- Comprehensive training focused on new and existing Franchisees
  - New franchisee orientation (first 30 days)
  - MIS certification with focus on profitability and cost
  - Sales certification
- Continued progress on MIS system migrations from Classic to Vision
- Franchise development focus on selling transfers, acquire/convert, conversions and tuck-ins

CURRENT PORTFOLIO

8 alphagraphics
increase your reach

C. RESULTS (ALPHAGRAPHICS, INC) 9

A. COMPANY OVERVIEW (BCPII J&P, LLC) Catalog and internet retailer/wholesaler of branded roses, plants, seeds and other horticultural-related products based in Greenwood, SC Jackson & Perkins— Founded 1872 Former division of Harry & David; sells premium bare-root roses, live trees and perennials with a strong Q4 gift business Wayside Gardens— Founded 1920 Direct-mail nursery company that distributes exclusive varieties from well-known growers Park Seed— Founded 1868 Direct mail seed business with wholesale and retail divisions; specializes in sales and distribution to professional growers and home gardeners On July 1, 2015, a majority shareholder of JPPA and JPRE completed a merger with an affiliate of Western Capital Resources, Inc. (a BCP II Portfolio Company) whereby JPPA and JPRE are now owned by a wholly- owned subsidiary of WCR, 10, , ,

2015 UPDATE (BCPII J&P, LLC) Major accomplishments: Issued a $1.4 MM dividend in Q2 of 2015 Merged with affiliate of Western Capital Resources effective July 1, 2015 Strengthened organizational chart by adding supply chain manager and experienced merchants Cost savings initiatives: Reduced shipping expense by approximately $200k via the negotiation of new UPS contract Completed migration to ADP Total Source to reduce cost while transferring the risk of employment practices liability and ACA compliance. Reduced no-charge replacements by 21% Continue to focus on payment term extension, volume rebate initiative and vendor consolidation Sales and marketing: Q1 sales negatively impacted by unseasonably cold winter and western drought conditions Engaged third-party SEO firm to assist with J&P organic search equity Reduction in organic visitors has resulted in a decrease in sales and increased advertising costs Search engine optimization efforts underway Developed and deployed targeted new customer acquisition campaigns Magazine advertisements in Farmers Almanac, Fine Gardening, Horticulture magazine Social media, marketplaces, predictive acquisition, retargeting and online videos Strategic partnerships with American Rose Society and American Horticultural Society Completed migration to fully responsive design websites Implemented price increases across key product categories 11

B. 2015 UPDATE (CONTINUED)

- Information Technology
  - New phone system and call center software installed this summer
  - Office 365 implementation completed in Q1
  - 90+ XP workstations retired
  - Carousel software upgrade completed in Q3
  - Significant ERP Patch upgrade completed in Q3
- Rationalization of lower profit segments within wholesale division to boost profitability
- Key upcoming initiatives & events
  - Mobile application development and deployment
  - Deploy Sage business intelligence tool
  - Merchandise enhancements, vendor consolidation, and SKU rationalization
  - Initiate growth strategy
  - Improving job market is increasingly presenting seasonal labor retention challenges
  - 2015 holiday update
    - Catalog improvement and circulation enhancements
    - Merchandise mix and price point improvements
    - Social media boosting, remarketing programs, and behavioral targeted e-mails
    - New corporate gifting mailers
    - Revamped "Personalized Gift Advisors" and CRL's
    - Amazon Pay integration

CURRENT PORTFOLIO

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Jackson & Perkins
PARK SEED
WAYSIDE GARDENS

C. RESULTS (BCPII J&P, LLC) 13

COMPANY OVERVIEW (WCRS RESTORERS ACQUISITION CO., LLC) $11.3 MM (FYE Dec. 2014) catalog and internet retailer of reproduction vintage home restoration and renovation products Revenue generated through two channels: Residential – 95% Contractor/Trade – 5% Gay Burke serving as Chairperson (paid by Restorers) Bill Powers serving as President (paid by Restorers) On July 1, 2015, WCR completed the merger of Restorer’s Acquisition, Inc. (“RAI”), a BCP I Operating Company, with an affiliate of WCR, making RAI a fully owned subsidiary of WCR in exchange for 500,000 shares of the common stock of WCRS 14

B. 2015 UPDATE (WCRS RESTORERS ACQUISITION CO., LLC) 2015 Update New leadership, Bill Powers started as President 11/01/14 and moved quickly to improve performance Strategy to build business around core of hardware and decorative wood though private brands Product screen focus on higher margin better and best quality and price points Rationalized vendors and products by 50% for added leverage and density Eliminated low margin or non-profitable business Rebuild website content and digital imaging Paid revolver to zero and running business with cash Initiatives for 2015 and beyond Identify core customer, branding messages and market place strategy Expand most profitable product categories and continue to rationalize other Optimize the inventory allocations between stock and drop shipment Develop domestic vendors to replace low density import business to improve customer service along with working capital management Optimize ecommerce and web platform 15